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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): MAY 3, 2007


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
            DELAWARE                          000-21139                         38-3185711
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification No.)
         incorporation)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)




                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01  OTHER EVENTS

On May 3, 2007, we announced that as a continuation of our strategic restructuring initiative, we are exploring strategic alternatives for our Atwood Mobile Products segment, which is headquartered in Elkhart, Indiana. In that regard, we have engaged Miller Buckfire as our exclusive financial advisor in connection with the strategic evaluation, including solicitation of interest from prospective acquirers of our Atwood Mobile Products business. In consultation with our financial advisor, we will consider whether a sale or a growth strategy would maximize Atwood's financial contribution to us.

A copy of the press release issued by us on May 3, 12007 is attached hereto as
Exhibit 99.1 and incorporated herein by reference.







SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.


Date:  May 7, 2007               By:/s/ David L. Harbert
                                    --------------------
                                   David L. Harbert
                                   Vice President, Chief Financial Officer
                                   (principal accounting and financial officer)


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                                INDEX TO EXHIBITS


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EXHIBIT NO.                DESCRIPTION
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
     99.1 Press release dated May 3, 2007, announcing our intentions for exploring strategic alternative for our Atwood Mobile Products segment, headquartered in Elkhart, Indiana.
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